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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21260

CM Advisors Family of Funds

(Exact name of registrant as specified in charter)

805 Las Cimas Parkway, Suite 430 Austin, Texas	78746
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LCC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	(512) 329-0050

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

CM Advisors Family of Funds

Annual Report 2018

CM Advisors Small Cap Value Fund

CM Advisors Fixed Income Fund

February 28, 2018

This report and the financial statements contained herein are submitted for the general information of the shareholders of the CM Advisors Family of Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited)	April 15, 2018

We are pleased to present for your review the Annual Report of the CM Advisors Family of Funds.

Summary highlights for the CM Advisors Family of Funds (the “Funds”) for the fiscal year ended February 28, 2018.

●	The CM Advisors Fund (CMAFX) merged via a tax-free exchange into the CM Advisors Small Cap Value Fund (CMOVX) on February 23, 2018.

●

The CM Advisors Fixed Income Fund (CMFIX) outperformed the Bloomberg Barclays U.S. Aggregate 1-3 Year Total Return Bond Index by 0.28% during the fiscal year. However, it underperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, by 0.08% during the same period.

●	CMFIX finished the fiscal year with the following Morningstar™ ratings in the Short-Term Bond Category, as further noted in Table 3.

Morningstar Rating Overall	479 Funds in the Category	★★★★★
Morningstar Rating 3 Years	479 Funds in the Category	★★★★★
Morningstar Rating 5 Years	438 Funds in the Category	★★★★
Morningstar Rating 10 Years	376 Funds in the Category	★★★★★

●	CMOVX underperformed its benchmark, the Russell 2000® Value Index, by 4.98% during the fiscal year.

●

Investments in the Energy, Industrials, and Materials sectors were over-weight in both CMFIX and CMOVX during the fiscal year. We believe these sectors will likely continue to play an important role in each Fund in the year ahead.

●

Given that each Fund has a large exposure to the Energy sector, and the fact that so many of the Fund’s Industrials sector stocks and bonds are tied to Energy, we believe it is appropriate to provide shareholders with a more detailed look at our energy investment thesis.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2018

CM Fixed Income Fund (symbol: CMFIX)

For the fiscal year ended February 28, 2018, CMFIX generated the following trailing returns:

Table 1

As of February 28, 2018	1-Year	2-Years	3-Years	5-Years	10-Years	Inception
CMFIX	0.43%	4.12%	2.17%	1.64%	3.70%	4.70%
Bloomberg Barclays U.S. Aggregate Bond Index	0.51%	0.96%	1.14%	1.71%	3.60%	4.11%
Bloomberg Barclays U.S. Aggregate 1-3 Year Total Return Bond Index	0.15%	0.59%	0.70%	0.76%	1.68%	2.47%
Returns are annualized net of fees. CMFIX inception date was March 24, 2006.

Distributions: The Fund had four quarterly dividend income distributions and one long-term capital gain distribution.

Table 2

Record Date	Dividend/Interest Income	Short-Term Capital Gain	Long-Term Capital Gain	Reinvest NAV
03/30/17	$0.0849	$0.00	$0.00	$11.49
06/30/17	$0.0683	$0.00	$0.00	$11.46
09/30/17	$0.0676	$0.00	$0.00	$11.47
12/29/17	$0.0690	$0.00	$0.1320	$11.28
Source: Ultimus Funds Solutions.

CMFIX finished the fiscal year, with the following Morningstar™ ratings in the Short-Term Bond Category.

Table 3

Morningstar Rating Overall	479 Funds in the Category	★★★★★
Morningstar Rating 3 Years	479 Funds in the Category	★★★★★
Morningstar Rating 5 Years	438 Funds in the Category	★★★★
Morningstar Rating 10 Years	376 Funds in the Category	★★★★★

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2018

The Morningstar RatingTM for funds, or “star rating,” is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. Past performance is no guarantee of future results.

With the narrowing of credit spreads during the fiscal year, the roughly 55% of Fund assets allocated to corporate bonds was responsible for the majority of the Fund’s positive return. This allocation to corporate bonds is the primary reason that the Fund outperformed the Bloomberg Barclays U.S. Aggregate 1-3 Year Total Return Index, which is primarily invested in short-term U.S. Treasury and U.S. agency securities. This weighting to corporate bonds is also why the Fund underperformed slightly the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, as this index has a higher exposure to corporate bonds.

Table 4 below shows the fiscal year end investment category breakdown of the Fund assets. The corporate bond sector is the one area that saw an increase in its allocation from the previous year from 48.2% of Fund assets at the beginning of the fiscal year to 55.5% at the end of the fiscal year. Table 5 shows how the 55.5% weighting to corporate bonds is allocated to various market sectors.

Table 4
CMFIX Fiscal Year-End Allocation

As of February 28, 2018	Percentage Weighting In Fund
U.S. Corporate Bonds	55.5%
Short-Term Treasury Bonds, Bills, and Money Market Funds	15.1%
Intermediate-Term U.S. Treasury Bonds	29.8%
Source: Century Management.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2018

Table 5 – CMFIX Fiscal Year-End Corporate Bond Sector Allocation

Sector	Percentage Weighting on February 28, 2018
Energy	9.3%
Materials	7.0%
Industrials	4.6%
Consumer Discretionary	4.9%
Consumer Staples	3.9%
Healthcare	4.4%
Financials	3.7%
Information Technology	9.1%
Telecommunication Services	6.3%
Utilities	2.3%
Source: Century Management.

During the fiscal year, we continued to focus our investments on the shorter end of the yield curve, which is reflected in the Fund’s fiscal year end average duration of 2.56 years. In addition, we also believe our relatively even split between shorter duration U.S. corporate bonds and U.S. Treasuries provides the Fund with the opportunity to take advantage of strengthening corporate fundamentals, which in turn should lead to narrower credit spreads. We continue to believe that the combination of narrowing our credit spreads and rolling forward our U.S. Treasuries, as they mature, will offset any pressure from short-term interest rates moving higher. At the same time, we believe the Fund’s portfolio remains highly liquid, enabling us to take advantage of opportunities as they arise.

Table 6 – CMFIX Portfolio Characteristics

As of February 28, 2018
Average Yield to Maturity	3.82%
Average Maturity	2.85 (Yrs.)
Average Coupon	3.89%
Average Duration	2.56 (Yrs.)
Average Moody’s Rating	A3
Average S&P Rating	A-
Number of Issues	56
Source: Century Management

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2018

The Year in Review

During the fiscal year, we found several opportunities to increase our corporate bond exposure. Many of these new additions were in the Energy, Industrials, and Materials sectors. While we had good exposure to these sectors going into the fiscal year, we found opportunities to increase our weighting in these sectors throughout the year. While a number of the holdings in these sectors experienced increased volatility during the year relative to previous years, these sectors also provided us with some of our strongest performing securities during the past twelve months.

As credit spreads narrowed, many companies in the Fund’s portfolio bought back their shorter-dated bonds to extend their debt maturities. This resulted in a number of the Fund’s bond holdings being called or redeemed prior to maturity, which was particularly true from June through December. While these actions created favorable results for the Fund, they also resulted in an increase in the Fund’s cash balance.

When considering where on the yield curve we should focus our attention on reinvesting the increasing cash balance, we paid close attention to the U.S. Federal Reserve (the “Fed”), the increasing federal funds rate, and its impact on the yield curve. As the Fed increased interest rates during the year, we first saw two-year yields move more than other longer-dated maturities. Accordingly, we made several investments in corporate bonds with two-to-three year maturities.

For a time, the increasing short-term rates resulted in a flattening of the yield curve. In other words, the short end of the yield curve moved up faster than the long end of the curve. This flattening yield curve created concerns for investors because a flattening or inverted curve generally signals that the economy is headed towards a recession.

However, it was not too long before 10-year yields began to increase and, alas, the yield curve returned to an upward sloping curve and the short-term and long-term interest rates largely moved together. This suggested to us that the general market believed the economy could handle higher interest rates and a recession for the foreseeable future was unlikely. Even when comparing junk bond yields to 10-year U.S. Treasuries as another measure of risk and credit quality, the market is signaling confidence that corporate cash flows will continue to be adequate for lower credit-rated companies. We believe this is largely a result of stronger economic growth exhibited by strong employment figures and increasing gross domestic product (GDP) at home and abroad, which confirmed by our own fundamental analysis. Again, we believe indicators are not signaling a recession in the short-term.

Final Thoughts

Many central banks around the world continue to utilize monetary stimulus to induce stronger economic activity and higher inflation. As economic activity strengthened, the Fed has increased the federal funds rate to align U.S. interest rates with the Fed’s inflation expectations. We expect the Fed to continue raising rates so long as the economy continues to be strong and can absorb the higher rates. In this environment, we will continue to roll our U.S. Treasuries in the short end of the curve. As we see indications that rate hikes are impeding economic growth, signaling the end of the business cycle, we expect to extend maturities on the Fund’s positions and lock in the higher long-term rates in anticipation of lower short-term rates in the future.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2018

With the current narrow credit spread providing fewer investment opportunities in U.S. corporate bonds, we remain very selective in corporate credit and focused on shorter duration bonds. We expect narrow credit spreads to remain until the market becomes concerned about a possible recession and therefore underlying corporate credit risks. At that time, we would expect to see credit spreads widen as the market prices reflect greater perceived credit risk, and more corporate bonds would likely enter our buy zone at lower prices. Overall, with an average A- S&P credit rating, an average duration of 2.67 years, and an average current yield of 3.18%, we feel very comfortable with the current position of the Fund’s portfolio.

CM Advisors Small Cap Value Fund (symbol: CMOVX)

For the fiscal year ended February 28, 2018, CMOVX generated the following trailing returns:

Table 1

As of February 28, 2018	1-Year	2-Years	3-Years	5-Years	Inception
CMOVX	(2.02%)	22.17%	2.65%	2.33%	4.06%
Russell 2000® Value Index	2.96%	20.61%	8.03%	10.59%	9.65%
Returns are annualized net of fees. CMOVX inception date was April 15, 2011.

Table 2 highlights the Fund’s average sector weighting during the fiscal year, as well as each sector’s contribution to the total return. It also compares these same metrics for the Russell 2000® Value Index.

Table 2 – Attribution Analysis

Fiscal Year ended 2/28/18	CMOVX		Russell 2000® Value Index
Economic Sector	Average Weight	Contribution to Return	Average Weight	Contribution to Return
Industrials	42.94%	7.16%	12.26%	1.52%
Energy	30.08%	-9.77%	5.90%	-1.18%
Basic Materials	15.74%	2.68%	4.42%	0.14%
Cash	2.71%	0.00%	0.00%	0.00%
Real Estate	2.59%	-0.54%	10.72%	-1.24%
Financials	2.54%	0.93%	31.25%	0.92%
Information Technology	2.04%	-1.05%	9.57%	0.41%
Consumer Discretionary	1.34%	-0.51%	10.29%	1.28%
Health Care	0.02%	-0.10%	5.67%	1.50%
Consumer Staples	0.00%	0.00%	2.73%	-0.12%
Telecommunications	0.00%	0.00%	0.59%	-0.18%
Utilities	0.00%	0.00%	6.62%	-0.09%
Source: Bloomberg, LP.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2018

Energy: During the fiscal year ended February 28, 2018, the Fund declined 2.02% compared to the Russell 2000® Value Index (the “Benchmark”), which increased by 2.96%; thus, the Fund underperformed the Benchmark by 4.98%. This was largely due to the Fund’s 30.0% average weighting in the Energy sector versus a 5.9% average weighting for the Benchmark. While the Energy sector holdings resulted in a negative return for both the Fund and its Benchmark of -27.31% and -21.53% respectively, it was the Fund’s higher weighting in this sector that made the real difference. The negative contribution to the total return due to the Energy sector holdings for the Fund was -9.77% versus -1.18% for the Benchmark.

To be sure, we continue to believe in our energy thesis and that the fundamentals that are supportive of higher oil prices and higher energy equity prices continue to improve. Crude inventories declined throughout 2017 running counter to consensus expectations. Strong demand continued into the first quarter of 2018, which recorded a counter-seasonal inventory draw, again running counter to consensus expectations. During the fiscal year, in response to the declining inventory levels, West Texas Intermediate Crude Oil (“WTI”) appreciated 14.13% ($54.01 to $61.64 per barrel), yet the Energy stocks in the Fund and the Benchmark were down more than 20%. Table 3 below shows that while WTI appreciated 14.13% during the fiscal year, the Energy sector weightings within the S&P 500 Index, the Russell 2000 Index, and the Russell 2000 Value Index were all negative.

Table 3
Return Difference Between WTI Crude and Energy Indices
Over the Past Fiscal Year

1-Year Ended 2-28-18	2-28-17 Closing Price	2-28-18 Closing Price	Percentage Return
WTI	54.01	61.64	14.13%
vs.
S&P 500 Energy Sector	519.74	490.67	-5.59%
Russell 2000 Energy Index	295.67	234.01	-20.85%
Russell 2000 Energy Value Index	256.43	203.58	-20.61%
Source: Bloomberg, LP.

Table 4 is a repeat of Table 3, except the starting point is from WTI’s low point back on February 11, 2016. From this low, WTI crude oil has appreciated over 135%. This is 2.7 to 10 times more than the energy indices shown on the table.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2018

Table 4
Return Difference Between WTI Crude and Energy Indices
from WTI Low Point
February 11, 2016 through February 28, 2018

2.04 Years — Ended 2-28-18	2-11-16 Closing Price	2-28-18 Closing Price	Percentage Return
WTI	26.21	61.64	135.18%
vs.
S&P 500 Energy Sector	406.22	490.67	20.79%
Russell 2000 Energy Index	166.99	234.01	40.13%
Russell 2000 Energy Value Index	135.62	203.58	50.11%
Source: Bloomberg, LP.

Typically, oil equities trade as a proxy for the commodity. This has begged the question about what catalyzes a change in the momentum trade, and whether it happens sooner rather than later leading to a “normal” crude oil price/energy share price.

We believe that strategies of buy-what-is-working (i.e., technology stocks) and sell-what-is-not (i.e., energy stocks) is a key reason why oil equities are so disconnected from current oil prices. Chart 1 below shows the weighting of the S&P 500 Information Technology sector weight as a percentage of the total S&P 500 Index. As you can see, it is significantly above its long-term average and just 4.00% from its 1999 peak (i.e., what’s been working). Chart 2 shows the weighting of the S&P 500 Energy sector weight as a percentage of the total S&P 500 Index. At 5.51% on February 28, 2018, its roughly 40% below its long-term average (i.e., what hasn’t been working).

Chart 1

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2018

Chart 2

Source: Bloomberg, LP. Based on annual sector weightings.

When the bearish continuity of thought surrounding energy equities is broken, and we believe we are now beginning to see this sentiment thaw, and these two sectors start to revert to their long-term average weights in the various market indices, we expect to see money flow from technology stocks to energy stocks, as hedge funds, institutional investors, mutual funds, ETF’s, and indices rebalance their portfolios to reflect better values in the year ahead. This, in our opinion, is one of the catalysts that will begin to increase energy equity prices.

Importantly, in the Fund’s Benchmark, the Russell 2000® Value Index, the Energy sector historically has been a much smaller weight relative to the entire Benchmark. For example, according to Bloomberg, over the past 10 years ending December 31, 2017, the Energy sector percentage weight in the Russell 2000® Value Index has averaged 6.3%, the median weight has been 6.4%, and its February 28, 2018 weight was 6.1%. We expect that given the Fund’s higher Energy weight relative to the Benchmark has resulted in a disappointment this past year, the reverse should also be true when energy stocks start to reprice higher.

To highlight thoughts that reinforce our belief that energy fundamentals will continue to improve, we need look no further than demand. Chart 3 shows global demand for oil remains strong. During the 2010 through 2017 period, global demand gains exceeded all of non-OPEC’s supply gains by about 4.5 million barrels per day. If we extend this period out to 2023 (which is what the March 2018 International Energy Agency “IEA” report centers on), we see this gap expanding further, and the IEA largely agrees.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2018

Chart 3

Source: Cornerstone Analytics

Other key takeaways from the March 2018 IEA report1 that support the demand for oil include:

●	A strong world economy is expected to underpin solid increases in oil demand.

●	The fastest-growing source of global oil demand growth are petrochemicals, particularly in the United States and China.

●	There is no call for complacency, however, and more investment is needed now to ensure secure supplies to meet robust demand growth.

●

Natural production declines are slowing, but more investment will be needed. Each year the world needs to replace 3 million barrels/day(mb/d) of supply lost from mature fields while also meeting robust demand growth. That is the equivalent of replacing one North Sea each year.

●	Investment in maintaining current production is one challenge; investing in future demand growth is an equal challenge.

●	Discoveries of new oil resources fell to another record low in 2017, with less than 4 billion barrels of crude, condensate, and natural gas liquids found.

●	In the past three years, oil production from China, Mexico, and Venezuela fell by a combined 1.7 mb/d as a consequence of lower investment.

In addition to the positive contributions attributable to demand, the excess oil inventories brought about during 2014 through 2016 have largely been worked down. Charts 4 and 5 highlight that U.S. Crude inventories and Organization for Economic Co-operation and Development (OECD) inventories have come down considerably and are likely to provide a tighter inventory in 2018.

[1]	https://www.iea.org/media/omrreports/fullissues/2018-03-15.pdf

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2018

Chart 4	Chart 5

Source: Cornerstone Analytics

The bottom line is that while we are frustrated at the near-term results between energy equity prices in the Fund given the move in the price of oil, as value investors it has been our experience over the past 43 years that dislocations like this don’t last forever. At the end of the day, we believe the real driving variable to higher intrinsic values and higher prices for many of the energy securities in the Fund reside in the future outcome of oil prices, which we believe are going higher. This is why we continue to maintain a sizeable weighting to the energy sector.

Table 5 shows how the Fund was allocated within the Energy sector at the end of the fiscal year. With 17 different holdings, we believe the Fund has a broadly diversified energy basket. The largest percentage weight is to the drillers industry. While these companies will be more volatile, we also believe they are likely to provide the most upside when the energy equities begin to reprice higher.

Table 5:
CMOVX Energy Sector Holdings Broken Down by Industry at Fiscal Year End

As of February 28, 2018	Number of Holdings in Industry	Percentage Weight in CMOVX
Drillers	5	12.67%
Equipment & Services	6	9.14%
Exploration & Production	5	4.46%
Storage & Transportation	1	0.83%
Source: Century Management.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2018

Industrials: While Energy was the second highest weighted sector in the Fund during the fiscal year, the Industrials sector was the most heavily weighted sector and it contributed the largest positive sector return in the Fund at 7.16%. This compares to the Benchmark’s Industrials sector contribution of 1.52% to its total return. (See Table 2 for the complete fiscal year Fund attribution analysis).

The Industrials sector averaged 42.94% of Fund assets during the fiscal year. This compares to the Benchmark’s weight of 12.26%. This 30.68% difference makes the Industrials sector the Fund’s most relatively over-weighted sector compared to its Benchmark.

Table 6 breaks down the Fund’s Industrials sector holdings into seven different sub-industries with a total of 15 different holdings. The best performing industrials holdings in the Fund during the fiscal year have end-markets that focus on energy, water, and infrastructure. We believe these end-markets and investment themes continue to offer attractive valuations and therefore the Fund continues to own these positions. Moreover, with the recent tax cuts, lower regulations, and an increasing GDP, we believe the Industrials sector, as a whole, offers some of the most attractive valuations and opportunities.

Table 6:
CMOVX Industry Holdings Within the Industrials Sector
During the Fiscal Year

From 02/28/17 through 02/28/18	Number of Holdings on 2/28/18	Avg. Weight During Fiscal Year	Contribution to Fund Total Return
Industrial Machinery	6	18.57%	3.24%
Construction & Engineering	2	9.89%	2.81%
Construction Machinery & Heavy Trucks	2	5.74%	1.41%
Electrical Components & Equipment	2	4.04%	-0.25%
Aerospace & Defense	1	2.26%	-0.33%
Commercial Printing	1	1.78%	-0.06%
Environmental Components & Equipment	1	0.65%	0.34%
Source: Bloomberg.

Materials: The Fund ended the fiscal year with seven holdings in the materials sector. The Fund’s average weight in this sector during the fiscal year was 15.74% versus 4.42% for the Benchmark. Collectively, over the fiscal year, the Fund’s materials holdings added 2.68% to the total return while the materials holdings in the Benchmark added 0.14%. Table 7 shows how the Fund was allocated within the Materials sector this fiscal year.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2018

Table 7:
CMOVX Industry Holdings Within the Materials Sector
During the Fiscal Year

From 02/28/17 through 02/28/18	Avg. Weight During Fiscal Year	Contribution to Fund Total Return
Steel & Specialty Metals	12.08%	4.16%
Gold	3.36%	-0.86%
Aluminum	0.30%	-0.63%
Source: Bloomberg.

The largest weighting in this sector is steel and specialty metals. This was represented by the Fund’s ownership of three companies. We believe these holdings continue to trade below our estimate of fair value (the mid-point between our buy and sell point) and based on our current research, we plan on holding these positions for the foreseeable future.

In an environment where the spot price of gold is $1,200 to $1,400 per ounce (closing price for gold on 2/28/18 per Bloomberg was $1,317.90), we believe that the Fund’s holdings in this sector are still trading well below our appraisals of their fair values. Moreover, we believe these companies still have the opportunity to have solid upside from their current price levels without any material change in the spot price of gold.

Financials: While the Fund averaged 2.54% in the Financials sector this past year, it was by far the largest average weight for the Benchmark at 31.25%. With that said, the Fund’s financials holdings had a return of 20.8% versus the Benchmark of 3.49%. When you combine the weights and the corresponding returns, and although the Fund was underweighted in this sector by 28.71% relative to its Benchmark, the Fund edged out the Benchmark with a total return of 0.93% versus 0.92% in the Financials sector. We find it important to inform shareholders that we do not foresee the Fund having anywhere near the Benchmark’s weight in the Financials sector, so long as the Benchmark’s weight in this sector remains at such elevated levels and valuations for many of the holdings trade above our estimates of fair value.

Final Thoughts: Table 8 highlights the valuation ratios for the Fund and its Benchmark. Based on our research, relative to larger stocks, we believe these ratios show that small cap value stocks in general hold better values. Given the weighting to cyclical and commodity based holdings, we believe the value of the overall Fund is best observed using a price-to-book value ratio at the present time. At some point, when these cyclical and commodity-based companies increase their earnings as they go through their earnings cycles, a P/E multiple will also be a good measure. In addition to the price-to-book ratio, we also believe the price-to-sales and enterprise value-to-sales (includes debt and cash) ratios are also good measures of the Fund’s fundamental values.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2018

Table 8
Valuation Ratios as of February 29, 2018

Ratios	CMOVX	Russell 2000® Value Index
Price to Sales	0.80	0.98
Enterprise Value to Sales	1.26	1.24
Price to Earnings (Trailing)	27.29	18.09
Price to Earnings (FY1)	16.63	14.90
Price to Book Value	0.97	1.43
Price to Cash Flow	9.72	8.07
Dividend Yield	0.64%	1.14%
Source: Bloomberg, LP. Ratios above are based on the harmonic average. Low ratios suggest cheaper values.

Towards the end of the fiscal year, volatility picked up and has continued ever since. We believe it is important to remember that the current bull market, since the bottom of 2009, has been the outlier in terms of low volatility. From a historical perspective, the post-Financial Crisis (2007-2008) period has been relatively calm, and for that reason the current market is far from typical in terms of volatility levels. Previous bull markets saw much more frequent market movements than what we’ve experienced over most of the last nine years, especially in 2016-2017. In fact, 2018’s first quarter—as wild as it felt—was actually less volatile for small-cap stocks than their historical average.

Chart 6

The CBOE Russell 2000 Volatility Index (RVX) measures market expectations of near-term volatility conveyed by Russell 2000 stock index option prices.

It is our belief that volatility is the friend of an active manager, and that when coupled with investment discipline, provides us the opportunity to take advantage of oversold, as well as overbought, securities. With prospects of strong earnings potential for the remainder of the new fiscal year, helped by lower taxes, lower regulations, growing U.S. and worldwide GDP, and a general optimism among small- and mid-size business owners, we believe the fundamentals remain positive for small cap value stocks.

Merger: The CM Advisors Fund completed a tax-free merger into the CMOVX on February 23, 2018. With the combined assets of the two funds, CMOVX net assets were $92,850,127 as of February 28, 2018.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2018

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-859-5856.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please visit our website at www.cmadvisorsfunds.com or call 1-888-859-5856 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the investment adviser’s current opinions and views of the financial markets. Although the investment adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time and may no longer be held by the Funds. For a complete list of securities held by the Funds as of February 28, 2018, please see the Schedules of Investments sections of the semi-annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

CM Advisors Small Cap Value Fund

Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
CM Advisors Small Cap Value Fund versus the Russell 2000® Value Index

Average Annual Total Returns (for the periods ended February 28, 2018)
	1 Year	5 Years	Since Inception(a)
CM Advisors Small Cap Value Fund	(2.02%)	2.33%	4.06%
Russell 2000® Value Index	2.96%	10.59%	9.65%

(a)	Commencement of operations for CM Advisors Small Cap Value Fund was April 15, 2011.

This graph depicts the performance of CM Advisors Small Cap Value Fund (the “Fund”) versus the Russell 2000® Value Index. The graph assumes an initial $10,000 investment at April 15, 2011 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fixed Income Fund

Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in CM Advisors Fixed Income Fund versus the
Bloomberg Barclays U.S. Bond Aggregate Index

Average Annual Total Returns (for the periods ended February 28, 2018)
	1 Year	5 Years	10 Years
CM Advisors Fixed Income Fund	0.43%	1.64%	3.70%
Bloomberg Barclays U.S. Aggregate Bond Index	0.51%	1.71%	3.60%

This graph depicts the performance of CM Advisors Fixed Income Fund (the “Fund”) versus the Bloomberg Barclays U.S. Aggregate Bond Index. The graph assumes an initial $10,000 investment at February 28, 2008 and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Small Cap Value Fund

Supplementary Portfolio Information
February 28, 2018 (Unaudited)

Asset Allocation*
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Layne Christensen Company	7.4%
DMC Global, Inc.	6.1%
Allegheny Technologies, Inc.	5.2%
Atkore International Group, Inc.	4.6%
Pioneer Energy Services Corporation	3.4%
Ensco plc - Class A	3.4%
Era Group, Inc.	3.1%
Colfax Corporation	3.0%
Transocean Ltd.	2.4%
Manitowoc Company, Inc. (The)	2.3%

CM Advisors Fixed Income Fund

Supplementary Portfolio Information
February 28, 2018 (Unaudited)

Asset Allocation*
(% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 2.75%, due 11/15/23	9.3%
U.S. Treasury Notes, 2.375%, due 12/31/20	9.3%
U.S. Treasury Notes, 2.00%, due 07/31/20	8.9%
CenturyLink, Inc., 5.80%, due 03/15/22	2.7%
Becton Dickinson & Company, 3.25%, due 11/12/20	2.5%
Allegheny Technologies, Inc., 5.95%, due 01/15/21	2.5%
Murphy Oil Corporation, 4.70%, due 12/01/22	2.5%
EMC Corporation, 1.875%, due 06/01/18	2.1%
CA, Inc., 5.375%, due 12/01/19	2.0%
AT&T, Inc., 2.85%, due 02/14/23	2.0%

CM Advisors Small Cap Value Fund Schedule of Investments February 28, 2018
COMMON STOCKS — 68.5%	Shares	Value
Energy — 25.2%
Energy Equipment & Services — 21.8%
Dawson Geophysical Company *	251,016	$1,383,098
Ensco plc - Class A	702,392	3,118,621
Era Group, Inc. *	307,083	2,901,934
Newpark Resources, Inc. *	89,250	736,313
Patterson-UTI Energy, Inc.	72,630	1,312,424
PHI, Inc. *	208,893	2,057,596
Pioneer Energy Services Corporation *	1,153,021	3,170,808
Profire Energy, Inc. *	192,601	410,240
Schlumberger Ltd.	17,390	1,141,480
Transocean Ltd. *	245,585	2,237,279
Unit Corporation *	92,280	1,768,085
		20,237,878
Oil, Gas & Consumable Fuels — 3.4%
Apache Corporation	20,760	708,954
Ardmore Shipping Corporation *	101,095	763,267
Bill Barrett Corporation *	99,470	450,599
Centennial Resource Development, Inc. - Class A *	51,875	989,775
Newfield Exploration Company *	10,430	243,332
		3,155,927
Financials — 0.5%
Banks — 0.0% (a)
Wells Fargo & Company	760	44,392

Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc. - Class B *	831	172,183

Insurance — 0.3%
Enstar Group Ltd. *	540	106,920
Markel Corporation *	123	136,776
		243,696
Health Care — 0.2%
Health Care Providers & Services — 0.2%
AmerisourceBergen Corporation	1,150	109,434
McKesson Corporation	210	31,338
		140,772
Industrials — 30.4%
Aerospace & Defense — 1.1%
Esterline Technologies Corporation *	13,836	1,022,480

CM Advisors Small Cap Value Fund Schedule of Investments (Continued)
COMMON STOCKS — 68.5% (Continued)	Shares	Value
Industrials — 30.4% (Continued)
Construction & Engineering — 8.3%
Layne Christensen Company *	444,005	$6,882,078
Orion Group Holdings, Inc. *	133,212	836,571
		7,718,649
Electrical Equipment — 4.7%
Allied Motion Technologies, Inc.	4,140	129,789
Atkore International Group, Inc. *	196,355	4,268,758
		4,398,547
Machinery — 16.3%
Altra Industrial Motion Corporation	39,155	1,699,327
Colfax Corporation *	87,405	2,778,605
Columbus McKinnon Corporation	1,681	59,676
DMC Global, Inc.	265,557	5,629,808
Douglas Dynamics, Inc.	4,055	180,448
Lydall, Inc. *	24,660	1,187,379
Manitowoc Company, Inc. (The) *	72,003	2,139,929
TriMas Corporation *	55,395	1,434,730
		15,109,902
Information Technology — 2.1%
Electronic Equipment, Instruments & Components — 2.0%
Maxwell Technologies, Inc. *	329,763	1,876,351

IT Services — 0.1%
Alliance Data Systems Corporation	475	114,456

Materials — 8.5%
Metals & Mining — 8.5%
Allegheny Technologies, Inc. *	187,075	4,847,113
Carpenter Technology Corporation	6,940	353,524
Comstock Mining, Inc. *	1,420,832	440,458
Seabridge Gold, Inc. *	100,530	1,070,644
Synalloy Corporation	86,947	1,191,174
		7,902,913
Real Estate — 1.6%
Real Estate Management & Development — 1.6%
InterGroup Corporation (The) *	67,005	1,497,562

Total Common Stocks (Cost $66,875,338)		$63,635,708

CM Advisors Small Cap Value Fund Schedule of Investments (Continued)
EXCHANGE-TRADED FUNDS — 1.8%	Shares	Value
SPDR S&P Oil & Gas Exploration & Production ETF (Cost $1,805,490)	51,370	$1,698,292

WARRANTS — 0.0%	Shares	Value
Key Energy Services, Inc., expires 12/15/20 * (b)	11,776	$0
Key Energy Services, Inc., expires 12/15/21 * (b)	11,776	0
Total Warrants (Cost $0)		$0

MONEY MARKET FUNDS — 27.6%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 1.22% (c) (Cost $25,554,097)	25,554,097	$25,554,097

Total Investments at Value — 97.9% (Cost $94,234,925)		$90,888,097

Other Assets in Excess of Liabilities — 2.1%		1,962,030

Net Assets — 100.0%		$92,850,127

ETF - Exchange-Traded Fund.

*	Non-income producing security.
(a)	Percentage rounds to less than 0.1%.
(b)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $0 as of February 28, 2018, representing 0.0% of net assets.

(c)	The rate shown is the 7-day effective yield as of February 28, 2018.
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund Schedule of Investments February 28, 2018
CORPORATE BONDS — 55.5%	Par Value	Value
Consumer Discretionary — 4.9%
Automobiles — 0.8%
Toyota Motor Credit Corporation, 1.55%, due 10/18/19	$500,000	$492,951

Household Durables — 0.8%
MDC Holdings, Inc., 5.625%, due 02/01/20	500,000	517,500

Media — 2.7%
Comcast Corporation, 5.70%, due 05/15/18	400,000	402,697
Discovery Communications, Inc.,
5.05%, due 06/01/20	400,000	416,910
4.375%, due 06/15/21	600,000	619,949
Tele-Communications, Inc., 10.125%, due 04/15/22	300,000	370,813
		1,810,369
Specialty Retail — 0.6%
AutoZone, Inc., 1.625%, due 04/21/19	420,000	415,371

Consumer Staples — 3.9%
Beverages — 1.4%
Coca-Cola European Partners plc, 3.25%, due 08/19/21	665,000	668,155
PepsiCo, Inc., 5.00%, due 06/01/18	300,000	302,066
		970,221
Food & Staples Retailing — 2.5%
Walgreen Company, 5.25%, due 01/15/19	640,000	653,806
Walgreens Boots Alliance, Inc., 2.70%, due 11/18/19	1,000,000	996,299
		1,650,105
Energy — 9.3%
Energy Equipment & Services — 4.5%
Diamond Offshore Drilling, Inc., 3.45%, due 11/01/23	1,490,000	1,326,100
Era Group, Inc., 7.75%, due 12/15/22	740,000	711,325
Nabors Industries, Inc., 9.25%, due 01/15/19	30,000	31,350
Rowan Companies, Inc., 7.875%, due 08/01/19	910,000	944,125
		3,012,900
Oil, Gas & Consumable Fuels — 4.8%
Devon Energy Corporation, 6.30%, due 01/15/19	970,000	995,826
Kinder Morgan Energy Partners, L.P., 6.50%, due 04/01/20	500,000	533,153
Murphy Oil Corporation, 4.45%, due 12/01/22	1,685,000	1,663,937
		3,192,916
Financials — 3.7%
Banks — 0.7%
Wells Fargo & Company, 2.55%, due 12/07/20	500,000	493,883

CM Advisors Fixed Income Fund Schedule of Investments (Continued)
CORPORATE BONDS — 55.5% (Continued)	Par Value	Value
Financials — 3.7% (Continued)
Consumer Finance — 1.5%
American Express Company,
7.00%, due 03/19/18	$800,000	$801,846
8.125%, due 05/20/19	200,000	213,031
		1,014,877
Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., 2.10%, due 08/14/19	310,000	308,339

Insurance — 1.0%
Enstar Group Ltd., 4.50%, due 03/10/22	675,000	676,727

Health Care — 4.4%
Health Care Equipment & Supplies — 2.5%
Becton Dickinson & Company, 3.25%, due 11/12/20	1,673,000	1,673,211

Pharmaceuticals — 1.9%
Johnson & Johnson, 5.15%, due 07/15/18	570,000	576,669
Teva Pharmaceuticals Industries Ltd., 1.40%, due 07/20/18	680,000	678,294
		1,254,963
Industrials — 4.6%
Auto Parts & Equipment — 0.8%
Johnson Controls, Inc., 5.00%, due 03/30/20	500,000	521,918

Electrical Equipment — 1.1%
Eaton Corporation, 8.10%, due 08/15/22	150,000	177,859
Emerson Electric Company, 5.25%, due 10/15/18	570,000	579,855
		757,714
Industrial Conglomerates — 1.0%
Roper Technologies, Inc., 6.25%, due 09/01/19	640,000	672,541

Machinery — 0.2%
Dover Corporation, 5.45%, due 03/15/18	115,000	115,155

Road & Rail — 1.5%
Canadian Pacific Railroad Company, 7.25%, due 05/15/19	790,000	831,590
Union Pacific Corporation, 5.70%, due 08/15/18	200,000	202,809
		1,034,399
Information Technology — 9.1%
Electronic Equipment, Instruments & Components — 0.9%
Corning, Inc., 7.25%, due 08/15/36	500,000	606,826

CM Advisors Fixed Income Fund Schedule of Investments (Continued)
CORPORATE BONDS — 55.5% (Continued)	Par Value	Value
Information Technology — 9.1% (Continued)
IT Services — 1.1%
International Business Machines Corporation,
7.625%, due 10/15/18	$420,000	$433,610
1.95%, due 02/12/19	320,000	318,538
		752,148
Software — 4.0%
CA, Inc., 5.375%, due 12/01/19	1,315,000	1,369,014
Microsoft Corporation, 1.55%, due 08/08/21	1,400,000	1,341,920
		2,710,934
Technology Hardware, Storage & Peripherals — 3.1%
EMC Corporation, 1.875%, due 06/01/18	1,390,000	1,385,805
Seagate HDD Cayman, 3.75%, due 11/15/18	650,000	656,045
		2,041,850
Materials — 7.0%
Chemicals — 0.7%
E.I. du Pont de Nemours & Company, 6.00%, due 07/15/18	475,000	481,449

Metals & Mining — 6.3%
Alcoa, Inc.,
5.72%, due 02/23/19	800,000	826,004
5.87%, due 02/23/22	1,200,000	1,272,000
Allegheny Ludlum, LLC, 6.95%, due 12/15/25	142,000	146,260
Allegheny Technologies, Inc., 5.95%, due 01/15/21	1,635,900	1,666,573
Nucor Corporation, 5.85%, due 06/01/18	300,000	302,245
		4,213,082
Telecommunication Services — 6.3%
Diversified Telecommunication Services — 6.3%
AT&T, Inc.,
5.875%, due 10/01/19	1,000,000	1,048,091
2.85%, due 02/14/23	1,375,000	1,368,228
CenturyLink, Inc., 5.80%, due 03/15/22	1,800,000	1,775,250
		4,191,569
Utilities — 2.3%
Electric Utilities — 1.5%
Southern Company, 1.85%, due 07/01/19	1,000,000	988,842

Multi-Utilities — 0.8%
Consolidated Edison Company of New York, Inc., 5.85%, due 04/01/18	570,000	571,351

Total Corporate Bonds (Cost $36,667,413)		$37,144,111

CM Advisors Fixed Income Fund Schedule of Investments (Continued)
U.S. TREASURY OBLIGATIONS — 29.8%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 0.8%
2.375%, due 01/15/25	$457,755	$511,100

U.S. Treasury Notes — 29.0%
1.50%, due 05/31/19	1,000,000	992,070
2.00%, due 07/31/20	6,000,000	5,949,609
2.375%, due 12/31/20	6,250,000	6,244,141
2.75%, due 11/15/23	6,250,000	6,261,231
		19,447,051

Total U.S. Government Obligations (Cost $19,896,187)		$19,958,151

MONEY MARKET FUNDS — 15.1%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 1.22% (a) (Cost $10,115,479)	10,115,479	$10,115,479

Total Investments at Value — 100.4% (Cost $66,679,079)		$67,217,741

Liabilities in Excess of Other Assets — (0.4%)		(252,468)

Net Assets — 100.0%		$66,965,273

(a)	The rate shown is the 7-day effective yield as of February 28, 2018.
See accompanying notes to financial statements.

CM Advisors Family of Funds Statements of Assets and Liabilities February 28, 2018
	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
ASSETS
Investments in securities:
At cost	$94,234,925	$66,679,079
At value (Note 2)	$90,888,097	$67,217,741
Cash	40,927	—
Receivable for capital shares sold	15,958	2,071
Receivable for investment securities sold	4,993,986	—
Dividends and interest receivable	42,331	498,073
Other assets	18,202	17,728
TOTAL ASSETS	95,999,501	67,735,613

LIABILITIES
Payable for capital shares redeemed	6,304	10,640
Payable for investment securities purchased	3,049,299	704,990
Payable to Advisor (Note 5)	67,279	25,716
Payable to administrator (Note 5)	14,650	8,130
Other accrued expenses	11,842	20,864
TOTAL LIABILITIES	3,149,374	770,340

NET ASSETS	$92,850,127	$66,965,273

Net assets consist of:
Paid-in capital	$100,863,506	$65,973,138
Accumulated net investment income (loss)	(838,221)	261,317
Accumulated net realized gains (losses) from investment transactions	(3,828,330)	192,156
Net unrealized appreciation (depreciation) on investments	(3,346,828)	538,662
Net assets	$92,850,127	$66,965,273

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	8,332,988	5,977,708

Net asset value, redemption price and offering price per share (a)	$11.14	$11.20

(a)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).
See accompanying notes to financial statements.

CM Advisors Family of Funds Statements of Operations Year Ended February 28, 2018
	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
INVESTMENT INCOME
Dividends	$148,644	$81,269
Interest	—	2,170,268
TOTAL INVESTMENT INCOME	148,644	2,251,537

EXPENSES
Investment advisory fees (Note 5)	461,797	341,020
Administration fees (Note 5)	36,710	54,571
Professional fees	40,561	40,610
Trustees’ fees and expenses (Note 5)	34,217	38,364
Fund accounting fees (Note 5)	28,593	30,817
Registration and filing fees	26,512	28,073
Transfer agent fees (Note 5)	18,000	18,000
Custody and bank service fees	6,705	7,265
Pricing fees	793	10,960
Insurance expense	4,282	5,816
Postage and supplies	4,273	4,033
Printing of shareholder reports	3,479	2,963
Compliance support services fees	2,503	3,452
Distributor service fees (Note 5)	2,000	2,000
Other expenses	6,914	6,482
TOTAL EXPENSES	677,339	594,426
Advisory fees waived by Advisor (Note 5)	(99,662)	—
NET EXPENSES	577,677	594,426

NET INVESTMENT INCOME (LOSS)	(429,033)	1,657,111

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investment transactions	(2,293,169)	935,688
Net change in unrealized appreciation (depreciation) on investments	(124,578)	(2,286,469)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(2,417,747)	(1,350,781)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(2,846,780)	$306,330

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Statements of Changes in Net Assets
	Year Ended February 28, 2018	Year Ended February 28, 2017
FROM OPERATIONS
Net investment loss	$(429,033)	$(302,258)
Net realized gains (losses) from investment transactions	(2,293,169)	208,085
Net change in unrealized appreciation (depreciation) on investments	(124,578)	17,957,016
Net increase (decrease) in net assets from operations	(2,846,780)	17,862,843

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(513,274)

FROM CAPITAL SHARE TRANSACTIONS
Net assets received in conjunction with fund merger (Note 1)	49,517,475	—
Proceeds from shares sold	2,054,414	3,355,616
Net asset value of shares issued in reinvestment of distributions to shareholders	—	431,914
Proceeds from redemption fees collected (Note 2)	3,420	8,045
Payments for shares redeemed	(6,647,708)	(5,542,128)
Net increase (decrease) in net assets from share transactions	44,927,601	(1,746,553)

TOTAL INCREASE IN NET ASSETS	42,080,821	15,603,016

NET ASSETS
Beginning of year	50,769,306	35,166,290
End of year	$92,850,127	$50,769,306

ACCUMULATED NET INVESTMENT LOSS	$(838,221)	$(899,817)

CAPITAL SHARE ACTIVITY
Shares received in conjunction with fund merger (Note 1)	4,297,048	—
Shares sold	187,003	308,913
Shares reinvested	—	38,313
Shares redeemed	(616,831)	(546,597)
Net increase (decrease) in shares outstanding	3,867,220	(199,371)
Shares outstanding, beginning of year	4,465,768	4,665,139
Shares outstanding, end of year	8,332,988	4,465,768

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund Statements of Changes in Net Assets
	Year Ended February 28, 2018	Year Ended February 28, 2017
FROM OPERATIONS
Net investment income	$1,657,111	$2,048,010
Net realized gains from investment transactions	935,688	309,004
Net change in unrealized appreciation (depreciation) on investments	(2,286,469)	2,608,619
Net increase in net assets from operations	306,330	4,965,633

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,719,942)	(2,072,607)
From net realized gains	(792,220)	(192,510)
Decrease in net assets from distributions to shareholders	(2,512,162)	(2,265,117)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,027,436	5,903,859
Net asset value of shares issued in reinvestment of distributions to shareholders	2,290,788	2,036,491
Payments for shares redeemed	(7,591,686)	(7,396,837)
Net increase in net assets from capital share transactions	1,726,538	543,513

TOTAL INCREASE (DECREASE) IN NET ASSETS	(479,294)	3,244,029

NET ASSETS
Beginning of year	67,444,567	64,200,538
End of year	$66,965,273	$67,444,567

ACCUMULATED NET INVESTMENT INCOME	$261,317	$324,148

CAPITAL SHARE ACTIVITY
Shares sold	611,971	515,001
Shares reinvested	201,304	178,656
Shares redeemed	(664,259)	(647,559)
Net increase in shares outstanding	149,016	46,098
Shares outstanding, beginning of year	5,828,692	5,782,594
Shares outstanding, end of year	5,977,708	5,828,692

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Financial Highlights
Per share data for a share outstanding throughout each year:
	Years Ended
	February 28, 2018		February 28, 2017	February 29, 2016	February 28, 2015		February 28, 2014
Net asset value at beginning of year	$11.37		$7.54	$10.47	$12.90		$11.25

Income (loss) from investment operations:
Net investment loss	(0.10	)(a)	(0.07)	(0.01)	(0.07	)(a)	(0.05	)(a)
Net realized and unrealized gains (losses) on investments	(0.13)		4.01	(2.88)	(1.73)		2.34
Total from investment operations	(0.23)		3.94	(2.89)	(1.80)		2.29

Less distributions:
Dividends from net investment income	—		(0.11)	(0.05)	—		—
Distributions from net realized gains	—		—	—	(0.64)		(0.64)
Total distributions	—		(0.11)	(0.05)	(0.64)		(0.64)

Proceeds from redemption fees collected (Note 2)	0.00	(b)	0.00 (b)	0.01	0.01		0.00	(b)

Net asset value at end of year	$11.14		$11.37	$7.54	$10.47		$12.90

Total return (c)	(2.02%)		52.33%	(27.52%)	(13.95%)		20.53%

Ratios and supplemental data:
Net assets at end of year (000’s)	$92,850		$50,769	$35,166	$53,991		$12,790

Ratio of total expenses to average net assets	1.46%		1.45%	1.56%	1.96%		2.56%

Ratio of net expenses to average net assets (d)	1.25%		1.25%	1.25%	1.25%		1.25%

Ratio of net investment loss to average net assets (d)	(0.93%)		(0.66%)	(0.16%)	(0.45%)		(0.40%)

Portfolio turnover rate	25%		28%	68%	62%		42%

(a)	Net investment loss per share is based on average shares outstanding during the year.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund Financial Highlights
Per share data for a share outstanding throughout each year:
	Years Ended
	February 28, 2018	February 28, 2017	February 29, 2016	February 28, 2015	February 28, 2014
Net asset value at beginning of year	$11.57	$11.10	$11.49	$11.58	$11.64

Income (loss) from investment operations:
Net investment income	0.28	0.37	0.23	0.15	0.14
Net realized and unrealized gains (losses) on investments	(0.23)	0.50	(0.41)	(0.04)	(0.06)
Total from investment operations	0.05	0.87	(0.18)	0.11	0.08

Less distributions:
Dividends from net investment income	(0.29)	(0.37)	(0.19)	(0.15)	(0.14)
Distributions from net realized gains	(0.13)	(0.03)	(0.02)	(0.05)	(0.00	)(a)
Total distributions	(0.42)	(0.40)	(0.21)	(0.20)	(0.14)

Net asset value at end of year	$11.20	$11.57	$11.10	$11.49	$11.58

Total return (b)	0.43%	7.95%	(1.62%)	0.98%	0.71%

Ratios and supplemental data:
Net assets at end of year (000’s)	$66,965	$67,445	$64,201	$119,904	$128,167

Ratio of total expenses to average net assets	0.87%	0.88%	0.79%	0.77%	0.78%

Ratio of net investment income to average net assets	2.43%	3.16%	1.63%	1.26%	1.22%

Portfolio turnover rate	35%	10%	18%	1%	6%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

CM Advisors Family of Funds

Notes to Financial Statements
February 28, 2018

1. Organization

CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund (collectively the “Funds” and individually a “Fund”) are each a separate diversified no-load series of CM Advisors Family of Funds (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 as an open-end management investment company.

CM Advisors Small Cap Value Fund commenced operations on April 15, 2011. The investment objective of the Fund is long-term growth of capital.

CM Advisors Fixed Income Fund commenced operations on March 24, 2006. The investment objective of the Fund is to preserve capital and maximize total return.

On February 23, 2018, CM Advisors Small Cap Value Fund consummated a tax-free merger with CM Advisors Fund, previously a series of the Trust. Pursuant to the terms of the agreement governing the merger, each share of CM Advisors Fund was converted into an equivalent dollar amount of shares of CM Advisors Small Cap Value Fund, based on the net asset value (“NAV”) of CM Advisors Small Cap Value Fund and CM Advisors Fund as of February 23, 2018 ($11.52 and $12.33, respectively); this resulted in a conversion ratio of 1.069924 shares of CM Advisors Small Cap Value Fund for each share of CM Advisors Fund. CM Advisors Small Cap Value Fund issued 4,297,048 shares to shareholders of CM Advisors Fund in connection with the merger. The basis of the assets transferred from CM Advisors Fund reflected the historical basis of the assets as of the date of the tax-free merger. Net assets of CM Advisors Small Cap Value Fund and CM Advisors Fund as of the merger date were $46,843,398 and $49,517,475, respectively, including unrealized appreciation (depreciation) on investments of $7,705,053 and $(8,998,243), respectively. Total net assets of CM Advisors Small Cap Value Fund immediately after the merger were $96,360,873.

Assuming the acquisition had been completed on March 1, 2017 (the beginning of the annual reporting period of CM Advisors Small Cap Value Fund), CM Advisors Small Cap Value Fund’s pro forma results of operations for the year ended February 28, 2018 were as follows:

Net Investment Loss	Net Realized Losses and Net Change in Unrealized Depreciation on Investments	Net Decrease in Net Assets Resulting from Operations
$(969,522)	$(5,029,722)	$(5,999,244)

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings of CM Advisors Fund that have been included in CM Advisors Small Cap Value Fund’s Statement of Operations since February 23, 2018.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The Funds have adopted these amendments, which were effective August 1, 2017, with these financial statements.

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Investment Valuation – The Funds’ portfolio securities are generally valued at their market values determined on the basis of available market quotations as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time). Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Fixed income securities are typically valued based on prices provided by an independent pricing service. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ NAV calculations) or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the “Board”) and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Corporate bonds and U.S. Treasury obligations held by CM Advisors Fixed Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value of a particular security may fall into different levels of the fair value hierarchy.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of February 28, 2018 by security type:

CM Advisors Small Cap Value Fund
	Level 1	Level 2		Level 3	Total
Common Stocks	$63,635,708	$—		$—	$63,635,708
Exchange-Traded Funds	1,698,292	—		—	1,698,292
Warrants	—	0	*	—	0
Money Market Funds	25,554,097	—		—	25,554,097
Total	$90,888,097	$0		$—	$90,888,097

CM Advisors Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$37,144,111	$—	$37,144,111
U.S. Treasury Obligations	—	19,958,151	—	19,958,151
Money Market Funds	10,115,479	—	—	10,115,479
Total	$10,115,479	$57,102,262	$—	$67,217,741

*	CM Advisors Small Cap Value Fund holds Warrants that have been fair valued at $0.

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of February 28, 2018, the Funds did not have any transfers into or out of any Level. The Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of February 28, 2018. It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

Share Valuation and Redemption Fees – The NAV per share of each Fund is calculated on each business day by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share, except that shares of CM Advisors Small Cap Value Fund are subject to a redemption fee of 1%, payable to the Fund, if redeemed within 180 days of the date of purchase. No redemption fee, however, will be imposed on the exchange of shares of CM Advisors Small Cap Value Fund for shares of CM Advisors Fixed Income Fund. Shares of CM Advisors Fixed Income Fund are not subject to a redemption fee.

During the years ended February 28, 2018 and 2017, proceeds from redemption fees for CM Advisors Small Cap Value Fund were $3,420 and $8,045, respectively.

Investment Transactions and Investment Income – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

securities purchased are amortized using the effective interest method. Realized gains and losses on investments sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – Each Fund bears expenses incurred specifically on its behalf as well as a portion of general Trust expenses, which are allocated between the Funds according to methods authorized by the Board.

Dividends and Distributions – Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of each Fund. Distributions from net realized capital gains, if any, are generally declared and distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments of net short-term capital gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended February 28, 2018 and 2017 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
CM Advisors Small Cap Value Fund
February 28, 2018	$—	$—	$—
February 28, 2017	$513,274	$—	$513,274
CM Advisors Fixed Income Fund
February 28, 2018	$1,719,942	$792,220	$2,512,162
February 28, 2017	$2,160,060	$105,057	$2,265,117

On March 29, 2018, CM Advisors Fixed Income Fund paid an ordinary income dividend of $0.0656 per share to shareholders of record on March 28, 2018.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement – In March, 2017, FASB issued Accounting Standards Update No. 2017-08 - Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (the “ASU”). The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this update.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

3. Federal Income Tax

Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2018:

	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Tax cost of portfolio investments	$94,721,641	$66,679,079
Gross unrealized appreciation	$11,119,773	$789,799
Gross unrealized depreciation	(14,953,317)	(251,137)
Net unrealized appreciation (depreciation)	(3,833,544)	538,662
Undistributed ordinary income	—	261,318
Undistributed long-term gains	—	192,155
Accumulated capital and other losses	(4,179,835)	—
Accumulated earnings (deficit)	$(8,013,379)	$992,135

The difference between the federal income tax cost of portfolio investments and the financial statement cost for CM Advisors Small Cap Value Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales and holdings classified as passive foreign investment companies (PFICs).

For the year ended February 28, 2018, CM Advisors Small Cap Value Fund made the following reclassifications on the Statements of Assets and Liabilities:

Paid-in Capital	$(430,094)
Accumulated net investment loss	490,629
Accumulated net realized losses from investment transactions	(60,535)

Such reclassifications, the result of permanent differences between the financial statement and income tax requirements, have no effect on the Fund’s net assets or NAV per share and are due to the tax treatment of net investment losses.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

As of February 28, 2018, CM Advisors Small Cap Value Fund had short-term capital loss carryforwards of $1,683,667 and long-term capital loss carryforwards of $2,112,537 for federal income tax purposes. These capital loss carryforwards, which do not expire but their utilization is limited due to merger related capital loss carryover limitations, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Net qualified late-year ordinary losses represent losses incurred after December 31, 2017 but within the Fund’s taxable year ended February 28, 2018. These losses are deemed to arise on the first day of the Fund’s next taxable year. For the year ended February 28, 2018, the Fund intends to defer $383,631 of late-year ordinary losses to March 1, 2018 for income tax purposes.

The Funds recognize the benefits or expenses of uncertain tax positions only if the position is “more-likely-than-not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended February 28, 2015 through February 28, 2018) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

4. Investment Transactions

During the year ended February 28, 2018, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government obligations, were as follows:

	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Cost of purchases of investment securities	$11,444,503	$21,275,464
Proceeds from sales and maturities of investment securities	$11,611,768	$15,138,631

5. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Funds pay a monthly advisory fee to Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) (the “Advisor”) based upon the average daily net assets of each Fund and calculated at the annual rate of 1.00% for CM Advisors Small Cap Value Fund and 0.50% for CM Advisors Fixed Income Fund. The Advisor has entered into agreements (the “Expense Limitation Agreements”) with each Fund under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, acquired fund fees and expenses, and amounts, if any, payable pursuant to a Rule 12b-1 plan) to not more than 1.25% of the average daily net assets of CM Advisors Small Cap Value Fund and not more than 1.50% of the average daily net assets of CM Advisors Fixed Income Fund, each until July 1, 2019. There can be no assurance that the Expense Limitation Agreements will continue

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

beyond July 1, 2019. During the year ended February 28, 2018, with respect to CM Advisors Small Cap Value Fund, the Advisor waived $99,662 of its investment advisory fees. During the year ended February 28, 2018, there were no advisory fees waived or expenses reimbursed by the Advisor with respect to CM Advisors Fixed Income Fund.

Certain Trustees and officers of the Trust are also officers of the Advisor.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, accounting, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for its services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”).

Pursuant to the terms of a Distribution Agreement with the Trust, the Distributor serves as the Funds’ principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor receives compensation from the Funds for such services.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives an annual retainer of $10,000, paid quarterly; a fee of $2,000 per Fund for attendance at each in-person meeting of the Board of Trustees; and a fee of $500 per Fund for attendance at each telephonic meeting of the Board of Trustees. The Funds reimburse each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

6. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, a particular set of circumstances may affect this sector or certain companies within the sector, while having little or no impact on other sectors or other companies within the sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of February 28, 2018, CM Advisors Small Cap Value Fund had 27.0% and 30.4% of the value of its nets assets invested in stocks and exchange-traded funds within the Energy and Industrials sectors, respectively.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

7. Investments in Money Market Mutual Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may at times invest a significant portion of its assets in shares of one or more money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market mutual funds have been rare, they are possible. The Funds incur additional indirect expenses due to acquired fund fees and expenses to the extent they invest in shares of money market mutual funds. As of February 28, 2018, CM Advisors Small Cap Fund had 27.6% of the value of its net assets invested in shares of a money market mutual fund.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of the financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CM Advisors Family of Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of CM Advisors Family of Funds
and the Shareholders of CM Advisors Small Cap Value Fund
and CM Advisors Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund, each a series of shares of beneficial interest in CM Advisors Family of Funds (the “Funds”), including the schedules of investments, as of February 28, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting

CM Advisors Family of Funds

Report of Independent Registered Public Accounting Firm (Continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the CM Advisors Family of Funds since 2005.

Philadelphia, Pennsylvania
April 25, 2018

CM Advisors Family of Funds

About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. Ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (September 1, 2017) and held until the end of the period (February 28, 2018).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the ongoing costs that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not impose any sales loads. However, a redemption fee of 1% is charged on the sale of shares of CM Advisors Small Cap Value Fund within 180 days of the date of their purchase.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CM Advisors Family of Funds

About Your Funds’ Expenses (Unaudited) (Continued)

More information about the Funds’ expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
CM Advisors Small Cap Value Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,137.90	1.25%	$ 6.63
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.60	1.25%	$ 6.26

CM Advisors Fixed Income Fund
Based on Actual Fund Return	$ 1,000.00	$ 993.70	0.88%	$ 4.35
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.43	0.88%	$ 4.41

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Family of Funds

Other Information (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-859-5856. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions made by the Funds during the year ended February 28, 2018. Certain dividends paid by the Funds may be subject to a maximum rate of 23.8%. CM Advisors Fixed Income Fund intends to designate up to a maximum amount of its long-term capital gain distributions of $792,220 and ordinary income dividends of $1,719,942 as taxed at the maximum rate of 23.8%. As required by federal regulations, complete information was computed and reported in conjunction with your 2017 Form 1099-DIV.

CM Advisors Family of Funds

Information about Trustees and Executive Officers (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust is set forth on the following pages. Generally, each Trustee serves an indefinite term or until his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The officers are elected for annual terms. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds’ toll-free at 1-888-859-5856.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Independent Trustees
Brian R. Bruce 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1955	Trustee	Since 5/2003	Mr. Bruce has been Chief Executive Officer of Hillcrest Asset Management, LLC, an institutional asset manager, since September 2007.	2	From 2007-2013, Mr. Bruce served as an independent trustee of six series of the Dreman Contrarian Funds, a registered management investment company.
Mark F. Ivan 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1956	Trustee	Since 5/2003	Mr. Ivan has been the President of Ivan Capital Management, Inc. since June 1996.	2	None
Richard M. Lewis 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1959	Trustee	Since 5/2003	Mr. Lewis has been the Chief Financial Officer of Evolve Cellular Inc. (previously Worldcall Interconnect Inc.) since 2012. Mr. Lewis has also been Chief Financial Officer of USFon Inc., a non-profit telecommunication and information services company, since July 2012.	2	None
A. Zorel Paritzky, M.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1942	Trustee	Since 5/2003	Dr. Paritzky was a physician with Cardiac Associates Medical Group, Inc. from 1974 to 2006. He retired from active clinical practice in December 2006.	2	None
William R. Reichenstein, Ph.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1952	Trustee	Since 5/2003	Dr. Reichenstein has been a professor at Baylor University since 1990. He is currently the professor of Finance and the Pat and Thomas R. Powers Chair in Investment Management – Finance, Insurance and Real Estate.	2	Dr. Reichenstein serves as an independent trustee of three series of the Epiphany Funds, a registered management investment company.

CM Advisors Family of Funds

Information about Trustees and Executive Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Interested Trustees* and Executive Officers
Arnold Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1939	Trustee, Chairman, President	Since 11/2002	Mr. Van Den Berg is the founder, Chief Executive Officer, Co-Chief Investment Officer and Chairman of the Board of the Advisor and a member of the Advisor’s investment committee. He has been a portfolio manager for the Advisor since 1974.	2	None
James D. Brilliant** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1966	Trustee, Treasurer	Since 5/2003	Mr. Brilliant is Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the Advisor since 1986 and is a Chartered Financial Analyst (CFA).	2	None
Scott Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1967	Trustee, Secretary	Since 5/2003	Mr. Van Den Berg is President, Chief Operating Officer, and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Chief Compliance Officer until 2017. He has been with the firm since 1992 and is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).	2	None
Aaron S. Buckholtz 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1963	Trustee	Since 5/2003	Mr. Buckholtz is Executive Vice President, Senior Trader and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the firm since 1990 and is a Chartered Financial Analyst (CFA).	2	None
Lisa A. Stroud 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1973	Chief Compliance Officer	Since 10/2017	Ms. Stroud has served as CCO for the Advisor since December 31, 2016. Previously, she assisted Mr. S. Van Den Berg in his role as a compliance officer for the Funds and the Advisor and oversaw the compliance and implementation of the client sales and service program. Ms. Stroud has been with the Advisor since 2002 and is a Chartered Mutual Fund Counselor (CMFC).	2	None

*	Each of the Interested Trustees is an Interested Trustee because he is an officer and employee of the Advisor.
**	Arnold Van Den Berg and Scott Van Den Berg are related as father and son, respectively. James Brilliant is the son-in-law of Arnold Van Den Berg and the brother-in-law of Scott Van Den Berg.

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited)

The Board, including the Independent Trustees voting separately, has reviewed and approved the continuance of the Investment Advisory Agreements with the Advisor for CM Advisors Fixed Income Fund (the “Fixed Income Fund”) and CM Advisors Small Cap Value Fund (the “Small Cap Value Fund”) for an additional annual term. Approval took place at an in-person meeting held on February 16, 2018, at which a majority of the Trustees, including a majority of the Independent Trustees, were present.

During their deliberations, the Board was advised by legal counsel and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the Investment Advisory Agreements for the Fixed Income Fund and the Small Cap Value Fund and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Board reviewed the services being provided by the Advisor to the Fixed Income Fund and the Small Cap Value Fund including, without limitation, its investment advisory services since each Fund’s inception, its coordination of services for the Funds among the Funds’ service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution. The Board also noted that the Trust’s president, secretary, treasurer, CCO, principal executive officer, and principal financial officer are employees of the Advisor and they each serve the Trust without additional compensation from any of the Funds. After reviewing the foregoing information and other information (e.g., descriptions of the Advisor’s business and the Advisor’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Fixed Income Fund and the Small Cap Value Fund.

The investment performance of the Fixed Income Fund, the Small Cap Value Fund, and the Advisor. In this regard, the Board compared the performance of each of the Fixed Income Fund and the Small Cap Value Fund with the performance of its respective benchmark index, comparable funds managed by other advisors, and comparable peer group indices. The Board noted that, although the performance of the Small Cap Value Fund had significantly lagged the performance of its benchmark and its respective Morningstar categories for the one-year, three-year, five-year, ten-year, and since inception periods, the performance of the Fund had improved over the shorter term. The Board further noted that the Advisor had reasonably explained the factors contributing to the long-term underperformance, including the impact of the Fund’s sector allocations, and had also satisfactorily described the Advisor’s expectations, monitoring of, and prospective measures with respect to future performance. As for the Fixed Income Fund, the Board noted that the performance of the Fund outperformed its benchmark for the three-year and since inception periods, but also that it had underperformed for the one, five, and ten-year periods. The Board also noted that the Fixed Income Fund outperformed the comparable Morningstar category over the one, three, five and ten-year periods. The Board also considered the consistency of the Advisor’s management of the Fixed Income Fund and the Small Cap Value Fund with each Fund’s investment objective and policies. Furthermore, the Board noted that, while the Small Cap Value Fund had underperformed its benchmark over the long-term, the Advisor had reasonably demonstrated that it followed reasoned, logical processes in selecting investments for the Fund and presented a solid analysis to back up the positions that had been taken and

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited) (Continued)

the Advisor’s belief that such positions continued to have strong upside potential in the longer term. Following discussion of the short- and long-term investment performance of the Fixed Income Fund and the Small Cap Value Fund; each Fund’s Morningstar ratings; the Advisor’s experience in managing each Fund and separate accounts; the Advisor’s good historical investment performance; and other factors, the Board concluded that the investment performance of the Fixed Income Fund and the Small Cap Value Fund and the Advisor was acceptable.

The costs of the services provided and profits realized by the Advisor from its relationship with the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund. In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and its level of commitment to the Funds; the level of commitment to the Funds by the principals of the Advisor; the asset levels of the Funds; the Advisor’s previous payment of startup costs for each Fund; the overall expenses of the Funds; the Advisor’s estimated costs in managing the Funds and the corresponding profitability to the Advisor of managing each Fund; and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Funds. The Board discussed the Expense Limitation Agreements of the Advisors Fund, the Fixed Income Fund, and the Small Cap Value Fund with the Advisor and considered the Advisor’s current and past fee waivers and expense reimbursements for the Funds under the Expense Limitation Agreements. The Board further considered that the Advisor has represented that it intends to continue the Expense Limitation Agreements for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund until at least July 1, 2019.

The Board also considered potential benefits to the Advisor in managing the Advisors Fund, the Fixed Income Fund, and the Small Cap Value Fund, including promotion of the Advisor’s name, the ability of the Advisor to place small accounts into each Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor’s clients other than the Funds.

The Board compared the fees and expenses of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund (including each Fund’s management fee) to a peer group of other funds comparable to each Fund in terms of the type of fund, the style of investment management, the size of the fund, and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the management fee and net expense ratio of the Advisors Fund are each higher than, but within a reasonable range of, the median and average of the true no-load funds within its peer group, bearing in mind that the Fund was smaller in size than its peer group average and median. The Board noted that the Small Cap Value Fund’s management fee is equal to the average, but its net expense ratio is higher than, but within a reasonable range of, the median of the true no-load funds within its peer group, bearing in mind that the Fund was smaller in size than its peer group average and median. The Board noted that the Fixed Income Fund’s management fee is equal to the average, but its net expense ratio is higher than, but within a reasonable range of, the median of the true no-load funds within its peer group, bearing in mind that the Fund was smaller in size than its peer group average and median. The Board also compared the fees paid by each Fund to the fees paid by other clients of the Advisor and, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, noted that the fee structures applicable to the Advisor’s other clients

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited) (Continued)

utilizing similar strategies were not indicative of any unreasonableness regarding the advisory fees proposed to be payable by each Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the profit realized by the Advisor in connection with the management of each Fund is not unreasonable and that the management fees paid to the Advisor by the Advisors Fund, the Fixed Income Fund, and the Small Cap Value Fund are each fair and reasonable.

The extent to which economies of scale would be realized as the Fixed Income Fund and the Small Cap Value Fund grow and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors. In this regard, the Board considered that the fee arrangements of the Fixed Income Fund, and the Small Cap Value Fund with the Advisor each involve both a management fee and an Expense Limitation Agreement. In connection with the Fixed Income Fund, the Board determined that, although the Fund’s assets have grown to a level where the Advisor is receiving its full fee, the Fixed Income Fund has experienced benefits from the Expense Limitation Agreement in prior years. The Board noted that, while the management fee would remain the same at all asset levels, the Fixed Income Fund will likely benefit from economies of scale under its agreements with service providers other than the Advisor. In connection with the Small Cap Value Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement. In addition, the Board noted that the Small Cap Value Fund will likely benefit from economies of scale under its agreements with service providers other than the Advisor. Following further discussion of the asset levels of the Fixed Income Fund and the Small Cap Value Fund and expectations for growth and levels of fees, the Board determined that each Fund’s fee arrangement with the Advisor continues to provide benefits through the Expense Limitation Agreements and that, at the Funds’ current and projected asset levels for the next year, each Fund’s arrangements with the Advisor is fair and reasonable.

The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered the Advisor’s standards, and performance in utilizing those standards, to seek best execution for Fund portfolio transactions, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, “third market” for listed securities and principal market makers for over-the-counter (“OTC”) securities). The Board noted that the fixed income portfolio transactions of the Fixed Income Fund and the Small Cap Value Fund are normally principal transactions executed in OTC markets on a net basis. The Board also considered the historical portfolio turnover rates for the Fixed Income Fund and the Small Cap Value Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical or other services (i.e., “soft dollars”). After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fixed Income Fund and the Small Cap Value Fund; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited) (Continued)

the bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board found the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Conclusion. After full consideration of the above factors as well as other factors, the Board unanimously concluded that continuance of the Investment Advisory Agreements was in the best interests of the Fixed Income Fund, the Small Cap Value Fund, and their respective shareholders.

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CM Advisors Small Cap Value Fund and
CM Advisors Fixed Income Fund
are each a series of
CM Advisors Family of Funds

_______________________

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746

Toll-Free Telephone:	Toll-Free Telephone:
1-888-859-5856	1-888-859-5856

World Wide Web @:
www.cmadvisorsfunds.com

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. No investment strategy works all the time, and past performance is not necessarily indicative of future performance.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 1% of the amount redeemed is imposed on redemptions of Fund shares for CM Advisors Small Cap Value Fund occurring within 180 days following the purchase of such shares.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.cmadvisorsfunds.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing.

For More Information on your CM Advisors Family of Funds:

See Our Web site @ www.cmadvisorsfunds.com or

Call Our Shareholder Services Group Toll-Free at 1-888-859-5856

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Richard M. Lewis. Mr. Lewis is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $44,000 and $43,500 with respect to the registrant’s fiscal years ended February 28, 2018 and February 28, 2017, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 and $6,450 with respect to the registrant’s fiscal years ended February 28, 2018 and February 28, 2017, respectively. The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Aggregate non-audit fees of $6,000 and $6,450 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal years ended February 28, 2018 and February 28, 2017, respectively. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CM Advisors Family of Funds

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	May 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	May 2, 2018

By (Signature and Title)*		/s/ James D. Brilliant
James D. Brilliant, Treasurer and Principal Accounting Officer

Date	May 2, 2018

*	Print the name and title of each signing officer under his or her signature.